SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): September 25,2006
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                        Rush Financial Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

            Texas                       000-24057                 78-1847108
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

                13355 Noel Road, Suite 300, Dallas, TX     75240
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code: 972-450-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

       (b) On September 25, 2006, Dewey M. Moore, Jr resigned from the Rush Financial Technologies, Inc Board of Directors effective August 1, 2006.

       (d) On September 28, 2006, at the Rush Financial Technologies, Inc annual shareholders meeting, the shareholders voted to approve the election of Bernay Box and Murrey Wanstrath, both of Bonanza Capital, LLC in Dallas, Texas, to the Board of Directors.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RUSH FINANCIAL TECHNOLOGIES, INC.
                                            (Registrant)

Date:  September 28, 2006                   By: /s/ Michael Nolan
                                               -------------------------------
                                               Michael Nolan
                                               Chief Executive Officer








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